Exhibit (a)(1)(vi)

Notice of Withdrawal of Tender

Regarding Shares in Blackstone Private Credit Fund

For Clients of Clients of Charles Schwab & Co., Inc.,

National Financial Services LLC / Fidelity Brokerage Services LLC

and RBC Capital Markets LLC. Tendered Pursuant to the Offer to Purchase

Dated January 28, 2022

The Offer and withdrawal rights will expire on February 28, 2022 and this Notice of Withdrawal must be received by

the Fund’s Transfer Agent, either by mail or by fax, by 11:59 p.m.,

Eastern Time, on February 28, 2022, unless the Offer is extended

Complete this Notice of Withdrawal and follow the transmittal instructions included herein

PLEASE SEND COMPLETED FORMS TO YOUR FINANCIAL ADVISOR / PORTFOLIO MANAGER

You are responsible for confirming that this Notice is received timely by your Financial Advisor or Portfolio Manager. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Ladies and Gentlemen:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 1 of 1)

Exhibit (a)(1)(vi)

Notice of Withdrawal of Tender

Regarding Shares in Blackstone Private Credit Fund

For Clients of Clients of UBS Financial Services Inc.,

Pershing LLC and TD Ameritrade Clearing Inc.

Tendered Pursuant to the Offer to Purchase

Dated January 28, 2022

The Offer and withdrawal rights will expire on February 28, 2022 and this Notice of Withdrawal must be received by

the Fund’s Transfer Agent, either by mail or by fax, by 11:59 p.m.,

Eastern Time, on February 28, 2022, unless the Offer is extended

Complete this Notice of Withdrawal and follow the transmittal instructions included herein

Regular Mail	Fax: (816) 256-8862

DST Systems Inc.

Attn: Blackstone Private Credit Fund

P.O. Box 219270

Kansas City, MO 64121

Overnight Mail

DST Systems Inc.

Attn: Blackstone Private Credit Fund

430 W 7th Street, Suite 219270

Kansas City, MO 64105

FOR ADDITIONAL INFORMATION CALL: (833) 750-0319

You are responsible for confirming that this Notice is received timely by DST Systems Inc., the Fund’s transfer agent. To assure good delivery, please send this page to DST Systems Inc. and not to your financial advisor. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Ladies and Gentlemen:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

(PAGE 1 of 2)

The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 2 of 2)

Exhibit (a)(1)(vi)

Notice of Withdrawal of Tender

Regarding Shares in Blackstone Private Credit Fund

For Clients of Millennium Trust Company

Tendered Pursuant to the Offer to Purchase

Dated January 28, 2022

The Offer and withdrawal rights will expire on February 28, 2022 and this Notice of Withdrawal must be received by

the Fund’s Transfer Agent, either by mail or by fax, by 11:59 p.m.,

Eastern Time, on February 28, 2022, unless the Offer is extended

Complete this Notice of Withdrawal and follow the transmittal instructions included herein

PLEASE SEND COMPLETED FORMS TO YOUR MILLENNIUM TRUST COMPANY FINANCIAL ADVISOR

You are responsible for confirming that this Notice is received timely by your Financial Advisor. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Ladies and Gentlemen:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 1 of 1)

Exhibit (a)(1)(vi)

Notice of Withdrawal of Tender

Regarding Shares in Blackstone Private Credit Fund

For Clients of Blackstone Securities Partners LP

Tendered Pursuant to the Offer to Purchase

Dated January 28, 2022

The Offer and withdrawal rights will expire on February 28, 2022 and this Notice of Withdrawal must be received by

the Fund’s Transfer Agent, either by mail or by fax, by 11:59 p.m.,

Eastern Time, on February 28, 2022, unless the Offer is extended

Complete this Notice of Withdrawal and follow the transmittal instructions included herein

PLEASE SEND COMPLETED FORMS TO YOUR BLACKSTONE FINANCIAL ADVISOR AT:

Regular Mail	Email
Blackstone Securities Partners LP Attn: Blackstone Private Wealth 345 Park Avenue, Floor 30 New York, NY 10154	PWS-BCREDTenders@blackstone.com

You are responsible for confirming that this Notice is received timely by your Financial Advisor. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Ladies and Gentlemen:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 1 of 1)

Exhibit (a)(1)(vi)

Notice of Withdrawal of Tender

Regarding Shares in Blackstone Private Credit Fund

For Clients of Morgan Stanley Smith Barney LLC

Tendered Pursuant to the Offer to Purchase

Dated January 28, 2022

The Offer and withdrawal rights will expire on February 28, 2022 and this Notice of Withdrawal must be received by

Your Morgan Stanley Advisor or Private Wealth Advisor by 11:59 p.m.,

Eastern Time, on February 28, 2022, unless the Offer is extended

Complete this Notice of Withdrawal and follow the transmittal instructions included herein

PLEASE SEND COMPLETED FORMS TO YOUR MORGAN STANLEY FINANCIAL ADVISOR / PRIVATE WEALTH ADVISOR

PLEASE DO NOT SEND THE COMPLETED FORMS TO THE FUND’S ADMINISTRATOR. If the forms are sent to the Fund’s administrator, the redemption may be delayed.

You are responsible for confirming that this Notice is received timely by your Morgan Stanley Financial Advisor or Private Wealth Advisor. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Ladies and Gentlemen:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

(PAGE 1 of 2)

The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Individual Retirement Account

Morgan Stanley Smith Barney LLC hereby executes this Notice of Withdrawal not in its corporate capacity but solely as Custodian of the Individual Retirement Account of the subscriber. Further, all representations, warranties and covenants (including indemnities) set forth herein are being made by the subscriber, not Morgan Stanley Smith Barney LLC.

Signature of Morgan Stanley Smith Barney LLC, as Custodian

Title of Authorized Person Signing for Morgan Stanley Smith Barney LLC, as Custodian

Dated

(PAGE 2 of 2)

Exhibit (a)(1)(vi)

Notice of Withdrawal of Tender

Regarding Shares in Blackstone Private Credit Fund

For Clients of Merrill Lynch, Pierce, Fenner & Smith Incorporated

Tendered Pursuant to the Offer to Purchase

Dated January 28, 2022

The Offer and withdrawal rights will expire on February 28, 2022 and your Merrill Lynch Financial Advisor/Portfolio Manager must submit this Notice of Withdrawal for processing by 11:59 p.m.,

Eastern Time, on February 28, 2022, unless the Offer is extended

Complete this Notice of Withdrawal and deliver to your Merrill Lynch Financial Advisor/Portfolio Manager.

For additional information call your Merrill Lynch Financial Advisor/Portfolio Manager.

You are responsible for confirming that this Notice is submitted for processing timely by your Merrill Lynch Financial Advisor/Portfolio Manager. If you fail to confirm timely submission of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Ladies and Gentlemen:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date
January 28,
Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 1 of 1)